FORWARD LOOKING STATEMENTS

OUR PURE PLAY BUSINESS MODEL

OUR PURE PLAY BUSINESS MODEL

HOW ENTERPRISE BUILDS LIFETIME VALUE

WHAT THIS DOES FOR OUR CLIENTS

WHAT THIS DOES FOR US

HIGH REVENUE GROWTH & DIVERSIFIED REVENUES

ST. LOUIS MARKET

KANSAS CITY MARKET

PHOENIX MARKET

A HIGH PERFORMANCE TRACK RECORD

A HIGH PERFORMANCE TRACK RECORD (cont. )

BANKING STRATEGIES

WEALTH MANAGEMENT STRATEGIES

ARIZONA - Reasons for Expansion

ARIZONA – OUR PLANS

ARIZONA – OUR PLANS (cont)

STRONG LOAN GROWTH

DIVERSIFIED LOAN PORTFOLIO WITH BORROWERS WE KNOW

DEPOSIT GROWTH

EXCELLENT CORE DEPOSIT MIX

RISING NET INTEREST INCOME

ALL-WEATHER MARGIN MANAGEMENT

SOLID ASSET QUALITY

WEALTH MANAGEMENT REVENUE HAS BEEN GROWING EXPONENTIALLY

GENERATING MAJOR LEVERAGE IN PROFITABILITY

CONTROLLED NONINTEREST EXPENSE GROWTH

DRIVING IMPROVING EFFICIENCY

NET INCOME

FULLY DILUTED EPS

CAPITAL RATIOS

STOCK PRICE

Kevin C. Eichner
President & CEO

Peter Benoist
Chairman

ENTERPRISE BANK & TRUST
TALENT · STRENGTH · PASSION

It should be noted that in addition to the historical information contained herein, this presentation contains forward-looking statements, which are inherently subject to risks and uncertainties that could cause actual results to differ materially from those contemplated from such statements. Factors that could cause or contribute to such differences include, but are not limited to, burdens imposed by federal and state regulations of banks, credit risk, exposure to local and national economic conditions, risks associated with rapid increase or decrease in prevailing interest rates, effects of mergers and acquisitions, effects of critical accounting policies and judgments, legal and regulatory developments and competition from banks and other financial institutions, as well as other risk factors described in Enterprise Financial's 2006 Annual Report on Form 10-K. Forward-looking statements speak only as of the date they are made, and the Company undertakes no obligation to update them in light of new information or future events.

Our mission is to guide our clients to a lifetime of financial success.

ENTERPRISE BANK & TRUST
TALENT · STRENGTH · PASSION

Our vision is to build an exceptional company that clients value, shareholders prize and where our associates flourish.

We expect Enterprise to be one of the very highest performing growth companies in the industry.

ENTERPRISE BANK & TRUST
TALENT · STRENGTH · PASSION

Enterprise Financial Services Company is a high growth, core-funded commercial bank holding company with solid asset quality augmented by a powerful and successfully integrated wealth management business. The Company is primarily focused on serving privately held businesses and their owner families.


EFSC
Enterprise Bank
St. Louis
Kansas City
Phoenix
Enterprise Trust Company*
Advisory
Fiduciary
Millennium

*National OTS charter application pending

ENTERPRISE BANK & TRUST
TALENT · STRENGTH · PASSION



Commercial loans
Real Estate Financing
Treasury Mgmt
International
LIFETIME CLIENT SYSTEM℠
401(k) plans
Executive Benefits
Group Plans
Nonqualified Plans
BANKING
Business Needs
Bus. Owners
Executives
Professionals
Personal Needs
WEALTH MANAGEMENT
Personal Deposits
Personal Loans
Mortgages
Internet Banking
Retirement Sufficiency
Estate Planning
Tax Consultation
Benefits Optimization
Succession Planning
Investment Mgmt
Life Insurance Brokerage
ENTERPRISE UNIVERSITY

ENTERPRISE BANK & TRUST
TALENT · STRENGTH · PASSION

- **Holistic solutions for clients at all life cycle stages**
- **Team-based model ensures continuity**
- **Disciplined and objective investment management**
- **Wealth creation, not just money management**
- **Extraordinary expertise combined with unparalleled service**
- **Better long-term returns, peace of mind, and goal congruence**

- **Greater relationship profitability**
- **Strong client loyalty & advocacy**
- **Multi-generational relationships**
- **A high growth recurring revenue stream**
- **Enhanced fee income ratio**
- **Stronger competitive posture**
- **Higher salesforce productivity**
- **A powerful differentiator and contributor to earnings growth**

2002


5%
6%
7%
82%

Total Revenues: $34.9 million

2007


7%
17%
76%

Total Revenues: $80.7 million

- Gain on Sale
- Service Charges & Other
- Wealth Management
- Net Interest Income

ENTERPRISE BANK & TRUST



- St. Louis MSA is 18th largest in U.S. – Stable, diverse economic base
- A target-rich environment with nearly 70,000 privately held businesses
- 61,000 households with investible assets of $1 million or more
- EFSC now largest and fastest growing public bank holding company headquartered in St. Louis



- Another rich private company market with over 50,000 businesses
- 42,000 households with investible assets of at least $1 million
- Enterprise K.C. has grown from $65 million in 2000 to almost $700 million in 2008
- Now positioned as eighth largest player in Kansas City and growing rapidly



- One of the fastest growing and most dynamic markets in the U.S.
- More than 86,000 businesses
- More than 81,000 millionaire households
- Entering market with top talent and a proven business model

ENTERPRISE BANK & TRUST
TALENT · STRENGTH · PASSION

Since 2002, EFSC has:

- More than tripled net income
- Driven EPS growth at a 22% CAGR
- Grown loans from $680 million to $1.3 billion organically and added $339 million through acquisitions
- Funded this loan growth with an enviable core deposit base
- Maintained a record of outstanding credit quality
- Managed net interest margin within a range of 3.83% to 4.11%

- **Grown our wealth management business from $3.2 million in gross revenue to over $14.9 million**
- **Improved wealth management earnings from a loss of $760K to pre-tax profits of $3.5 million**
- **Implemented a "fewer but better" personnel model increasing staff from 263 to only 364 people while more than doubling our size**
- **Been innovators in the marketplace**
- **Increased total shareholder value from $76 million to $265 million**

ENTERPRISE BANK & TRUST
TALENT · STRENGTH · PASSION

Value Building Strategies By Line of Business

ENTERPRISE BANK & TRUST
TALENT · STRENGTH · PASSION

- **Continue to drive deposit growth through specialized Treasury Management offerings: protect core deposit franchise**
- **Maintain highly disciplined credit management**
- **Further develop special lending niches (Premium Finance, Value Lending, Tax Credits)**
- **Invest capital in people, products and technology vs. branches**
- **Fully exploit the virtues of our Lifetime Client System**
- **Assimilate recent Kansas City bank acquisitions and launch Phoenix unit**

- **Offer an unusually comprehensive suite of planning services through our shared family office. Clearly differentiate from asset-only managers.**
- **Continue our open-architecture investment model**
- **Implement new trust pricing protocols to enhance profitability and further differentiate our offerings**
- **Secure national OTS Trust charter to incorporate all wealth management services and support national distribution**
- **Extend Millennium's wholesale life insurance platform**
- **Expand wholesale distribution with wealth management services for other financial intermediaries (Banks, B.D.'s, RIA's, etc.)**

ENTERPRISE BANK & TRUST
TALENT · STRENGTH · PASSION

- **We are positioned as a high growth company – must sustain**
- **Phoenix one of fastest growing cities in America**
- **Market believed to be conducive to our model**
  - **Over 81,000 households with investable assets of $1.0 million plus**
  - **Over 86,000 privately held businesses**
  - **Top three banks control over 70% of market**
- **We found the talent**

ENTERPRISE BANK & TRUST
TALENT · STRENGTH · PASSION

- **Jack Barry to be President and CEO and EVP of Enterprise Bank**
- **Have opened Loan Production office**
- **Will seek an Arizona State bank charter for *de novo* bank**
- **EFSC to invest 80% of $12 million capital**
- **Local investors and key management in Phoenix to invest 20%**
- **Will buy out the 20% in five years based on formula**

- **Plan initial location in West Valley by 4Q**
- **Open second location in 2009 in central part of SMSA**
- **Recruit and/or acquire wealth management locally**
- **Will use Enterprise branding and marketing**
- **Probably $.05 to $.08 dilutive in 2008, break even in 2009**

KEY PERFORMANCE METRICS

ENTERPRISE BANK & TRUST
TALENT · STRENGTH · PASSION

Portfolio loans in millions of dollars


$1,800
$1,600
$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
5 year CAGR '02 -'07 = 19%
$680
$784
$899
$1,002
$1,311
$1,641*
'02
'03
'04
'05
'06
'07
*

*Includes approximately $158 million from Great American acquisition completed 2/07


28%
27%
Services
Transportation
Retail Trade
Wholesale
Manufacturing
Commercial Construction
Residential Construction
Other
Real Estate
3%
3%
2%
11%
5%
11%
10%

Data as of 12/31/07, excluding Great American acquisition. Residential construction includes land acquisition, development and construction

ENTERPRISE BANK & TRUST
TALENT · STRENGTH · PASSION

Year-end deposits in millions of dollars



$1,700
$1,600
$1,500
$1,400
$1,300
$1,200
$1,100
$1,000
$900
$800
$700
5 year CAGR '02-'07 = 17%
$716
$796
$940
$1,116
$1,316
$1,585*
*
'02
'03
'04
'05
'06
'07

*Includes $124 million from Great American acquisition completed 2/07

ENTERPRISE BANK & TRUST

	'02	'03	'04	'05	'06	`07
DDA	18%	20%	21%	21%	18%	15%*
NOW/MMA/ SAVINGS	56%	55%	54%	53%	51%	50%
TIME DEPOSITS	21%	20%	18%	20%	23%	25%
BROKERED/ NON-CORE	5%	5%	7%	6%	8%	10%
TOTAL	100%	100%	100%	100%	100%	100%

*Includes effects of NorthStar and Great American, both of which had less DDA and were more dependent on brokered deposits.

In millions of dollars


$70.0
$65.0
$60.0
$55.0
$50.0
$45.0
$40.0
$35.0
$30.0
$25.0
5 year CAGR '02-'07 = 15%
$30.9
$32.7
$36.7
$44.6
$51.3
$61.1
'02
'03
'04
'05
'06
'07

ENTERPRISE BANK & TRUST
TALENT · STRENGTH · PASSION


6.00%
5.50%
5.00%
4.50%
4.00%
3.50%
3.00%
2.50%
2.00%
1.50%
1.00%
4.00%
4.01%
3.84%
4.11%
4.01%
3.83%
1.67%
1.13%
1.35%
3.22%
4.97%
5.04%
'02
'03
'04
'05
'06
'07
Avg Fed Funds Rate
EFSC Net Int Rate Margin

ENTERPRISE BANK & TRUST
TALENT · STRENGTH · PASSION


1.60%
1.40%
1.20%
1.00%
0.80%
0.60%
0.40%
0.20%
0.00%
1.27%
1.35%
1.30%
1.30%
1.30%
1.32%
0.57%
0.22%
0.20%
0.14%
0.49%
0.77%
0.14%
0.20%
0.13%
0.02%
0.10%
0.14%
'02
'03
'04
'05
'06
'07
Allowance for loan losses to total loans
Non-performing loans to loans
Net charge-offs to avg. loans

Gross revenue in millions of dollars


$16.0
$14.0
$12.0
$10.0
$8.0
$6.0
$4.0
$2.0
$0.0
5 year CAGR '02 -'07 = 36%
$3.2
$4.6
$5.3
$7.4
$14.6
$14.9
'02
'03
'04
'05
'06
'07

Note: 2006 growth includes effect of Millennium acquisition

ENTERPRISE BANK & TRUST
TALENT · STRENGTH · PASSION

In millions of dollars of pre-tax earnings



$5.50
$4.50
$3.50
$2.50
$1.50
$0.50
$(0.50)
$(1.50)
5 year CAGR '02 -'07 = N/M
$3.80
$3.45
$0.95
$0.70
$(0.76)
$(0.04)
'02
'03
'04
'05
'06
'07

Note: 2006 growth includes effect of Millennium acquisition.

ENTERPRISE BANK & TRUST

In millions of dollars



$60.00
$50.00
$40.00
$30.00
$20.00
$10.00
$0.00
$27.4
$28.2
$29.3
$34.3
$41.4
$49.5
5 year CAGR '02 -'07 = 13%
'02
'03
'04
'05
'06
'07

ENTERPRISE BANK & TRUST
TALENT • STRENGTH • PASSION

Efficiency Ratio


85%
80%
75%
70%
65%
60%
55%
76%
70% *
67%
64%
61%
61%
'02
'03
'04
'05
'06
'07

*Proforma

ENTERPRISE BANK & TRUST

In millions of dollars


$20.0
$18.0
$16.0
$14.0
$12.0
$10.0
$8.0
$6.0
$4.0
5 year CAGR '02 -'07 = 29%
$5.0
$6.9
$8.2
$11.3
$15.5
$17.6
'02
'03
'04
'05
'06
'07

ENTERPRISE BANK & TRUST


In dollars
$1.70
$1.60
$1.50
$1.40
$1.30
$1.20
$1.10
$1.00
$0.90
$0.80
$0.70
$0.60
$0.50
$0.40
5 year CAGR '02 -'07 = 22%
$0.52
0.70
$0.82
$1.05
$1.36
$1.40
'02
'03
'04
'05
'06
'07

	12/31/05	12/31/06	12/31/07
Tier 1 Risk-based	10.31%	9.63%	9.32%
Total Risk-based	11.55%	10.87%	10.54%
Avg. Equity to Avg. Assets	7.20%	8.65%	9.21%

Regulatory Capital Events:

- **Issued & acquired $21 million of Trust Preferred with Great American acquisition**
- **Refinanced $4 million of Trust Preferred in 3Q '07**

ENTERPRISE BANK & TRUST
Talent · Strength · Passion

An Attractive Entry Opportunity?



$35.00
$30.00
$25.00
$20.00
$15.00
$10.00
$5.00
8/8/2002
2/8/2003
8/8/2003
2/8/2004
8/8/2004
2/8/2005
8/8/2005
2/8/2006
8/8/2006
2/8/2007
8/8/2007
2/8/2008
New Management Team Named 7/1/02
Δ 32% Increase in 2004
Δ 23% Increase in 2005
Millennium Acquired 10/19/05
Δ 44% Increase in 2006
NorthStar Acquired 7/05/06
Great American Acquired 2/28/07

ENTERPRISE BANK & TRUST
TALENT · STRENGTH · PASSION